EXHIBIT 99.1





                                   Drivers of Growth Through FY `04


                                                       % FY '01           FY '04
     Category          Business                        Revenue      Revenue Projection      Margins

                              BAF
High Growth                   QSP
  (10% plus)                 RDYF
                             GNBD                     30%/$0.8 B      $1.1 - $1.3 B          High
                             Asia
                        E. Europe


                           Europe
Moderate Growth            Canada                     40%/$1.0 B      $1.1 - $1.2 B        Moderate
   (3 - 5%)            L. America

                           US BHE
Low/No Growth         US Magazine                     30%/$0.8 B      $0.7 - $0.8 B           Low
  (0 - (2%))        International
                         Magazine
                                                     100%/$2.5 B      $2.9 - $3.3 B
                                                     ===========      =============